FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 19, 1996
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




            0-18294                California               94-3087630
            -------                ----------               ----------
         (Registration           (State or Other          (IRS Employer
             File                Juririsdiction of        Identification
            Number)              Incorporation)              Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage, and ultimately sell income-producing real properties and investments in securities. In the normal course of its business, the registrant sold the Harris County (Houston), Texas Stop N Go store (the "Property"), leased to National Convenience Stores.

TERMS OF ORIGINAL ACQUISITION

On November 30, 1989 the Registrant acquired Stop N Go store #3755 in Harris County (Houston), Texas for $1,812,000, including acquisition fees and other miscellaneous closing costs. In 1994 a portion of the land was condemned by the Texas Transportation Commission, and the Registrant was awarded $91,000. The allocated basis on the land condemned was $123,000, therefore a loss on the sale of property of $32,000 was reported in the Form 10-K filed by the registrant for 1994.


TERMS OF DISPOSITION AND FINANCING

The Registrant sold the Harris County (Houston) Stop N Go on December 19, 1996. The net sales price was $1,410,000. After payment of estimated expenses of sale, the proceeds to the Registrant are approximately $1,310,000.


CARRYING AMOUNT AT DATE OF SALE

At the date of sale, the carrying amount of the land and improvements and deferred rental income receivable was approximately $1,587,000 for financial statement purposes. The carrying amount of the land and improvements was approximately $1,578,000 for tax reporting purposes.

LOSS ON SALE

Under the accrual method of accounting, the estimated loss to be recognized in the fourth quarter of 1996 from the sale of the Property is approximately $277,000. Under the tax method of accounting, the estimated loss is approximately $268,000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial statements
        Not applicable.

(b)     Pro Forma Financial Information
        Not applicable.

(c)     Exhibits.
        Upon their receipt, Registrant will amend its Form 8-K to include the disposition documents for the Harris County (Houston) Stop N Go store.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      METRIC INCOME TRUST SERIES, INC.
                                      a California Corporation


                                      By:    /s/ Margot M. Giusti
                                             -------------------------
                                             Margot M. Giusti
                                             Chief Financial Officer


                                      Date:  December 24, 1996
                                             -----------------